                                                                                        Exhibit 10.3
SECOND AMENDMENT
TO
ALABAMA/MICHIGAN/PERMIAN PACKAGE
PURCHASE AGREEMENT

This Second Amendment to Alabama/Michigan/Permian Package Purchase Agreement (this “Second Amendment”) is dated as of July 11, 2007, by and between Dominion Exploration & Production, Inc., a corporation organized under the Laws of Delaware (“DEPI”), Dominion Energy, Inc., a corporation organized under the Laws of Virginia (“DEI”), Dominion Oklahoma Texas Exploration & Production, Inc., a corporation organized under the Laws of Delaware (“DOTEPI”), Dominion Reserves, Inc., a corporation organized under Laws of Virginia (“Reserves”), LDNG Texas Holdings, LLC, a limited liability company organized under the laws of Oklahoma (“LDNG”) and DEPI Texas Holdings, LLC, a limited liability company organized under the laws of Delaware (“DEPI Texas”) (collectively “Sellers”), and HighMount Exploration & Production Holding Corp., a company formerly known as L O & G Acquisition Corp. and organized under the Laws of Delaware (“Purchaser”).  Sellers and Purchaser are sometimes referred to collectively as the “Parties” and individually as a “Party.”

RECITALS:

The Parties have entered into an Alabama/Michigan/Permian Package Purchase Agreement dated as of June 1, 2007, as amended by the First Amendment dated effective as of June 1, 2007 (collectively, the “Agreement”), providing for the sale by Sellers to Purchaser of the Shares and the Additional Assets.

The Parties desire to further amend the Agreement to clarify the treatment of several matters, as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           Definitions.  Capitalized terms used but not otherwise defined herein shall have the meaning given to those terms in the Agreement.

2.           Amendments.  The Agreement is hereby amended as follows:

a.           In Section 2.2(c) of the Agreement, the clause prior to “(i)” is hereby replaced in its entirety with the following (but, for the avoidance of doubt, Sections 2.2(c)(i)-(vi) remain as set forth in the Agreement):

On or before the later of (x) July 3, 2007 and (y) thirty (30) days prior to the Target Closing Date, Seller shall prepare and deliver to Purchaser, using and based upon the best information available to Sellers, a schedule setting forth the following items:

b.           The first sentence of Section 3.5(a) is hereby replaced in its entirety with the following:

To assert a claim arising out of a breach of Section 3.1, Purchaser must deliver a claim notice or notices to DEPI on or before a date which is the later of (x) July 19, 2007 and (y) ten (10) Business Days prior to the Closing Date (the “Title Claim Date”).

c.           In the first sentence of Section 8.1, “August 2, 2007” is replaced with “July 31, 2007”.

d.           The last sentence of Section 10.1(c) is hereby replaced in its entirety with the following:

The Leadership Team shall have until the date that is no later than July 18, 2007 to designate and notify Sellers or their delegate which of the Selected Employees will receive offers in accordance with Section 10.2(a).

e.           The first sentence of Section 12.2(g)(i) is hereby replaced in its entirety with the following:

Purchaser may at its option notify DEPI in writing on or before the later of (i) July 19, 2007 and (ii) ten (10) Business Days prior to the Closing Date of any matter disclosed by a Phase I Investigation conducted by Purchaser pursuant to Section 6.1 which Purchaser in good faith believes may constitute an Adverse Environmental Condition (an “Environmental Concern”).

3.           Ratification.  Except as amended by this Second Amendment, the Agreement remains in full force and effect in accordance with its terms.

4.           Governing Law, Venue, Jurisdiction and Service of Process.  Sections 13.8 and 13.9 of the Agreement are hereby incorporated into this Second Amendment by reference as if set out in full herein.

5.           Counterparts.  This Second Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.  Delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Second Amendment in the presence of other Parties to this Agreement.

IN WITNESS WHEREOF, this Second Amendment has been signed by each of the Parties as of the date first above written.

SELLER:	DOMINION EXPLORATION & PRODUCTION, INC.
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	DOMINION ENERGY, INC.
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	DOMINION OKLAHOMA TEXAS EXPLORATION & PRODUCTION, INC.
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	DOMINION RESERVES, INC.
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	LDNG TEXAS HOLDINGS, LLC
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	DEPI TEXAS HOLDINGS, LLC
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
PURCHASER:	HIGHMOUNT EXPLORATION & PRODUCTION HOLDING CORP.
By: /s/Jonathan Nathanson Name: Jonathan Nathanson Title: Vice President